ORTHOFIX MEDICAL INC.

AMENDED AND RESTATED
B Y L A W S

Article I

OFFICES
Section 1
Offices. The registered office of the Corporation shall be in the State of Delaware. The Corporation may have offices at such other places both within and without the State of Delaware as the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) may from time to time determine or as may be necessary or convenient to the business of the Corporation.
Article II

MEETINGS OF STOCKHOLDERS
Section 1
Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date, at such time, and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the Corporation’s notice of the meeting. In lieu of holding an annual meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication.
Section 2
Special Meetings.
(a)
Special meetings of the stockholders of the Corporation may be called only (i) by or at the direction of the Board of Directors, pursuant to a resolution approved by a majority of the entire Board of Directors, or (ii) by the Secretary of the Corporation, following his or her receipt at the principal executive offices of the Corporation of one or more written demands to call a special meeting of the stockholders submitted by or on behalf of the record holder or holders of at least 25% percent of the voting power of the issued and outstanding shares of the Corporation (the “Requisite Percentage”); provided, however, that such stockholder demand or demands have been submitted in accordance with and in the form required by this Section 2. Special meetings of the stockholders of the Corporation (including those called by the Secretary following receipt of a written demand or demands from stockholders holding the Requisite Percentage in accordance with clause (ii) of the first sentence of this Section 2(a)) shall be held on such date, at such time, and at such place (if any) within or without the State of Delaware as shall be designated by the Board of Directors and stated in the Corporation’s notice of the meeting. In the case of a special meeting called by the Secretary following receipt of a written demand or demands from stockholders holding the Requisite Percentage in accordance with clause (ii) of the first sentence of this Section 2(a), the date of such special meeting, as fixed by the Board of Directors in accordance with this Section 2(a), shall not be fewer than thirty (30) nor more than ninety (90) days after the date a demand or demands by stockholders holding the Requisite Percentage have been received by the Secretary of the Corporation at the principal executive offices of the Corporation in accordance with this Section 2. In lieu of holding a special meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any special meeting of stockholders may be held solely by means of remote communication.
(b)
To be in proper form, a demand submitted by any stockholder or stockholders pursuant to clause (ii) of the first sentence of Section 2(a) (a “Special Meeting Demand”) shall be in writing and shall set forth:
(i)
as to each Demanding Person (as defined below), (A) the name and address of such Demanding Person (including, if applicable, the name and address that appear on the Corporation’s books and records) and (B) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”) by such Demanding Person ( provided that, for purposes of this Section 2, such Demanding Person shall in all events be deemed to beneficially own any shares of any class or series and number of shares of capital stock of the Corporation as to which such Demanding Person has a right to acquire beneficial ownership at any time in the future);
(ii)
As to each Demanding Person, any Disclosable Interests (as defined in Paragraph (A)(3)(b) of Section 13 of this Article II, except that for purposes of this Section 2, the term “Demanding Person” shall be substituted for the term “Proposing Person” in all places it appears in Paragraph (A)(3)(b) of Section 13 of this Article II and the disclosure required by clause (vi) of Paragraph (A)(3)(b) of Section 13 of this Article II shall be made with respect to the business proposed to be conducted at the special meeting);
(iii)
The purpose or purposes for which the meeting is to be called;
(iv)
As to each purpose for which the meeting is to be called, (A) a reasonably brief description of such purpose, (B) a reasonably brief description of the specific proposal to be made or business to be conducted at the special meeting in connection with such purpose, (C) the text of any proposal or business to be considered at the special meeting in connection with such purpose (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend ~~the~~these Bylaws ~~of the Corporation~~, the language of the proposed amendment), (D) the reasons for calling a special meeting of stockholders for such purpose, and (E) a reasonably brief description of any material interest of each Demanding Person in any proposal or business to be considered at the special meeting in connection with such purpose; ~~and~~
(v)
If a purpose for which the special meeting is to be called is the election of one or more directors to the Board of Directors, the name of each person the Demanding Persons propose to nominate at the special meeting for election to the Board of Directors (each, a “nominee”), and as to each such nominee, (A) the name, age, business and residence address, and principal occupation or employment of the nominee, (B) all other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director in an election contest (whether or not such proxies are or will be solicited), or that is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, (C) such nominee’s written consent to being named ~~in the proxy statement, if any,~~ as a nominee ~~and~~in any proxy statement relating to the special meeting and any associated proxy card, and to serving as a director if elected, and (D) all information with respect to such nominee that would be required to be set forth in a stockholder’s Special Meeting Demand pursuant to this subsection (b) if such nominee were a Demanding Person~~.~~; and

~~The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (i) the eligibility of such proposed nominee to serve as a director of the Corporation, and (ii) whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation.~~

(vi)
If a purpose for which the special meeting is to be called is the election of one or more directors to the Board of Directors, as to each Demanding Person, a representation that the Demanding Person will, or is part of a group that will, (i) solicit proxies from the holders of the Corporation’s outstanding capital stock representing at least 67% of the voting power of the Corporation's outstanding capital stock entitled to vote in the election of directors in support of each nominee, (ii) include a statement to that effect in its proxy statement and/or its form of proxy, (iii) otherwise comply with Rule 14a-19 under the Exchange Act and (iv) provide the Secretary of the Corporation not less than five business days prior to the applicable meeting or any adjournment or postponement thereof, with reasonable documentary evidence that such each Demanding Person complied with such representations.
(c)
In the case of a special meeting called by the Secretary following receipt of Special Meeting Demand(s) from stockholders holding the Requisite Percentage in accordance with clause (ii) of the first sentence of Section 2(a), each Demanding Person shall further update and supplement his or her Special Meeting Demand so that the information provided or required to be provided in such Special Meeting Demand pursuant to subsection (b) of this Section 2 shall be true and correct both as of the record date for the determination of stockholders entitled to notice of the special meeting and as of the date that is ten (10) business days before the special meeting or any adjournment or postponement thereof, and such updated and supplemental information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (i) in the case of information that is required to be updated and supplemented to be true and correct as of the record date for the determination of stockholders entitled to notice of the special meeting, not later than the later of five (5) business days after such record date or five (5) business days after the public announcement of such record date, and (ii) in the case of information that is required to be updated and supplemented to be true and correct as of ten (10) business days before the special meeting or any adjournment or postponement thereof, not later than eight (8) business days before the special meeting or any adjournment or postponement thereof (or if not practicable to provide such updated and supplemental information not later than eight (8) business days before any adjournment or postponement, on the first practicable date before any such adjournment or postponement). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder, or enable or be deemed to permit a stockholder who has previously submitted notice under these Bylaws to amend any notice (including any nomination) or to submit any new notice (including any nomination), including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.
(d)
The Secretary shall not accept, and shall consider ineffective, a Special Meeting Demand from a stockholder (i) that does not comply with this ~~Section 2~~Section 2, (ii) that relates to an item of business to be transacted at the proposed special meeting that is not a proper subject for stockholder action under applicable law, or (iii) if the business proposed to be conducted at the special meeting as set forth in such Special Meeting ~~Notice~~Demand is identical to or substantially similar to an item of business that will be submitted for stockholder approval or consideration at any meeting of stockholders to be held on or before the ninetieth (90th) day after the Secretary receives such Special Meeting Demand. In addition to the requirements of this ~~Section 2~~Section 2, each Demanding Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any Special Meeting Demand.
(e)
Nothing in this Section 2 shall be deemed or construed to give any stockholder a right to fix the date, time, or place of, or to fix any record date for, any special meeting of the stockholders of the Corporation. Except as expressly provided in, and in accordance with, this Section 2, stockholders shall not be permitted (i) to call or cause any officer of the Corporation to call a special meeting of stockholders or (ii) to propose business to be brought before a special meeting of the stockholders, other than the nomination of persons for election to the Board of Directors at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting, which nominations may be made only in accordance with, and subject to, this Section 2 or Section 13(B) of this Article II.
(f)
Anything in Section 13(B) of this Article II to the contrary notwithstanding, in the case of a special meeting called by the Secretary following receipt of Special Meeting Demand(s) from stockholders holding the Requisite Percentage in accordance with clause (ii) of the first sentence of ~~Section 2(a)~~Section 2(a), if a purpose of such special meeting is to elect directors to the Board of Directors of the Corporation and a Demanding Person has included in his or her Special Meeting Demand the names of each person the Demanding Person proposes to nominate at the special meeting for election to the Board of Directors, together with all other information required by subsection (b) of this ~~Section 2~~Section 2, and so long as the Demanding Person has otherwise complied with this ~~Section 2~~Section 2, then the Demanding Person’s Special Meeting Demand shall be deemed to be, and shall substitute for, the notice contemplated by Paragraph (B) of Section 13 of this Article II and such Demanding Person shall be deemed to have given timely notice of such nominations in the proper form for purposes of Paragraph (B) of Section 13 of this Article II and otherwise to have complied with the notice procedures set forth in Paragraph (B)(2) of Section 13 of this Article II, so long as such Demanding Person (y) provides any updates or supplements to such Special Meeting Demand at such times and in the forms required by subsection (c) of this Section 2~~.~~, and (z) provides notice and conducts a solicitation pursuant to and in accordance with Rule 14a-19 promulgated under the Exchange Act; provided, however, for the avoidance of doubt, the Demanding Person and the candidate nominated by a Demanding Person must comply with the requirements of the other Paragraphs of Section 13 of this Article II, to the extent applicable, including the requirements of Paragraph (D) of Section 13 of this Article II.
(g)
~~(f)~~ Anything in this Section 2 to the contrary notwithstanding, in the case of a special meeting called by the Secretary following receipt of Special Meeting Demand(s) from stockholders holding the Requisite

Percentage in accordance with clause (ii) of the first sentence of Section 2(a), the Board of Directors may submit its own proposal or proposals for consideration at such special meeting, and at the direction of the Board of Directors, such proposal or proposals shall be included in the notice for the special meeting as a purpose or purposes for which the meeting is called.
(h)
~~(g)~~ A stockholder may revoke a Special Meeting Demand by written revocation delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation at any time before the special meeting. If any such revocation(s) are delivered to or received by the Secretary after the Secretary’s receipt of Special Meeting Demands from the holders of the Requisite Percentage, and as a result of such revocation(s), there no longer are unrevoked demands from stockholders holding the Requisite Percentage, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.
(i)
Notwithstanding anything in these Bylaws to the contrary, unless otherwise required by law, (i) no Demanding Person shall solicit proxies in support of the election of director nominees at any meeting of stockholders of the Corporation other than the Board of Directors’ nominees unless such Demanding Person has complied with Rule 14a-19 under the Exchange Act in connection with the solicitation of such proxies with respect to such meeting, including the provision to the Corporation of notices required thereunder in a timely manner, (ii) if a Demanding Person (1) provides notice pursuant to Rules 14a-19(a)(1) and (b) under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a‑19 under the Exchange Act (including the provision to the Corporation of notices required thereunder in a timely manner and whether the Demanding Person on whose behalf a nomination is made solicited (or is part of a group which solicited) proxies in support of such nomination in compliance with the Demanding Person’s representation as required by Section 2(b)(vi)), then such nomination shall be disregarded, and the Corporation shall disregard any proxies or votes solicited for the Demanding Person’s nominees notwithstanding that proxies or votes with respect to such nominees may have been received by the Corporation, but such proxies or votes will be considered for the purposes of establishing a quorum, and (iii) if a stockholder intending to make a nomination at a special meeting of stockholders or propose business to be transacted at a special meeting of stockholders does not provide the information required under this Section 2 to the Corporation (including the updated and supplemented information required by Section 2(c)), in each case by the deadlines specified therein, or the stockholder (or a qualified representative of the stockholder) is not present in person (as defined below) at such meeting to present the nomination or proposed business, then such nomination shall be disregarded and such proposed business shall not be transacted, and the Corporation shall disregard any proxies or votes solicited for the Demanding Person’s nominee(s) or the proposed business notwithstanding that proxies or votes with respect to such nominees or proposed business may have been received by the Corporation, but such proxies or votes will be considered for the purposes of establishing a quorum.
(j)
~~(h)~~ For purposes of this Section 2, (i) “Demanding Person” shall mean (A) each stockholder making a demand pursuant to the first sentence of subsection (a) of this Section 2, (B) the beneficial owner or beneficial owners, if different, on whose behalf such notice is given, and (C) any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner, (ii) “~~Exchange Act” shall have the meaning provided in Section 13 of this Article II, and (iii) “~~publicly announce” shall mean making a public announcement (as defined in Section 13 of this Article II)~~.~~, (iii) a “qualified representative” shall mean a duly authorized officer, manager or partner of the stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the special meeting of stockholders and such person must provide such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, to the Secretary of the Corporation at or prior to such special meeting; and (iv) “present in person” shall mean that the stockholder making the nomination or proposing that the business be brought before the special meeting, or a qualified representative of such proposing stockholder, appears in person at such special meeting if it is held solely at a physical location or, in the event that the special meeting permits stockholder attendance by means of remote communication, appears by such means of remote communication.
(k)
Any written notice required to be delivered by a stockholder to the Corporation pursuant to this Section 2 must be given, either by personal delivery or by registered or certified mail, postage prepaid, to the Secretary of the Corporation at the Corporation’s principal executive office.
Section 3
Notice of Meetings. (a) The Corporation shall give notice of any annual or special meeting of stockholders in the manner set forth in the General Corporation Law of the State of Delaware (the “DGCL”).

(b)
Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by any provision of the DGCL, the Certificate of Incorporation or these Bylaws.

~~Section 3 Notice of Meetings. (a) The Corporation shall give notice of any annual or special meeting of stockholders. Notices of meetings of the stockholders shall state the place, if any, date, and hour of the meeting, the record date for determining stockholders entitled to vote at the meeting, if such record date is different from the record date for determining stockholders entitled to notice of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. In the case of a special meeting, the notice shall state the purpose or purposes for which the meeting is called. No business other than that specified in the notice thereof shall be transacted at any special meeting. Unless otherwise provided by applicable law or the Certificate of Incorporation, notice shall be given to each stockholder entitled to receive notice of such meeting not fewer than ten (10) days or more than sixty (60) days before the date of the meeting.~~

~~(b) Notice to stockholders may be given by personal delivery, mail, or, with the consent of the stockholder entitled to receive notice, by facsimile or other means of electronic transmission. If mailed, such notice shall be delivered by postage prepaid envelope directed to each stockholder at such stockholder’s address as it appears in the records of the Corporation and shall be deemed given when deposited in the United States mail. Notice given by electronic transmission pursuant to this subsection shall be deemed given: (i) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the stockholder has consented to receive notice, (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (iii) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice, and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.~~

~~(c) Notice of any meeting of stockholders need not be given to any stockholder if waived by such stockholder either in a writing signed by such stockholder or by electronic transmission, whether such waiver is given before or after such meeting is held. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.~~

Section 4
Quorum and Adjournment. Except as otherwise required by law, by the Certificate of Incorporation of the Corporation, or by these Bylaws, the presence, in person or represented by proxy, of the holders of a majority of the aggregate voting power of the stock issued and outstanding, entitled to vote thereat, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If such majority shall not be present or represented at any meeting of the stockholders, a majority of the stockholders present, although less than a quorum, or the presiding officer of such meeting shall have the power to adjourn the meeting to another time and place.
Section 5
Adjourned Meetings. When a meeting is adjourned to another date, time and/or place, if any (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), unless otherwise provided by these Bylaws, notice need not be given of the adjourned meeting if the date, time, and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are (i) announced at the meeting at which the adjournment is taken; (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication; or (iii) set forth in the notice of meeting given in accordance with Section 3(a). At the adjourned meeting, the stockholders may transact any business that might have been transacted at the original meeting. If an adjournment is for more than thirty (30) days or, if after an adjournment, a new record date is fixed for determining the stockholders entitled to vote at the adjourned meeting, a notice of the adjourned meeting specifying the new date, time and place (if changed) shall be given to each stockholder entitled to vote at the meeting.
Section 6
Vote Required. Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws:
(a)
Each director shall be elected by a majority of the votes cast with respect to the director, provided, however, that the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors if (i)(A) the Secretary of the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for directors set forth in Article II, Section 13(A) of these Bylaws for annual meetings of the Corporation or Article II, Section 13(B) of these Bylaws for special meetings of the Corporation or otherwise becomes aware that a stockholder has nominated a person for election to the Board of Directors and (B) such nomination has not been withdrawn by such stockholder on or prior to the third business day next preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders or (ii) the number of nominees for election to the Board of Directors at such meeting exceeds the number of directors to be elected; and
(b)
Whenever any corporate action other than the election of directors is to be taken, it shall be authorized by a majority in voting power of the shares present in person or represented by proxy at a meeting of stockholders and entitled to vote on the subject matter.

For purposes of this Section 6 of Article II, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director (with “abstentions” and “broker nonvotes” not counted as a vote cast either “for” or “against” that director’s election). If directors are to be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors, then the stockholders shall not be permitted to vote “against” a nominee.

Section 7
Manner of Voting; Proxies. (a) At each meeting of stockholders, each stockholder having the right to vote shall be entitled to vote in person or by proxy. Each stockholder shall be entitled to vote each share of stock having voting power and registered in such stockholder’s name on the books of the Corporation on the record date fixed for determination of stockholders entitled to vote at such meeting.
(b)
Each person entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute valid means by which a stockholder may grant such authority:
(i)
A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or the stockholder’s authorized officer, director, employee, or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature; and
(ii)
A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person or persons who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization, or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission; provided, however, that any such telegram, cablegram, or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that any such telegram, cablegram, or other electronic transmission is valid, the inspectors or, if there are no inspectors, such other persons making that determination, shall specify the information upon which they relied.

Any copy, facsimile telecommunication, or other reliable reproduction of a writing or electronic transmission authorizing a person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or electronic transmission could be used; provided, however, that such copy, facsimile telecommunication, or other reproduction shall be a complete reproduction of the entire original writing or electronic transmission.

(c)
Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card that is a color other than white, which shall be reserved for the exclusive use for solicitation by the Board of Directors of the Corporation.
Section 8
Remote Communication. For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication:
(a)
participate in a meeting of stockholders; and
(b)
be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
Section 9
No Stockholder Action Without a Meeting. Stockholder action by written consent in lieu of a meeting is prohibited by the Certificate of Incorporation.
Section 10
Presiding Officer and Secretary. (a) The Chief Executive Officer shall preside at meetings of the stockholders. In the absence of the Chief Executive Officer, the President shall preside at meetings of the stockholders. In the absence of each of the Chief Executive Officer and the President, any director or officer designated by the Board of Directors shall preside at meetings of the stockholders.
(b)
The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but, in the absence of the Secretary, the Assistant Secretary designated in accordance with Section 11(b) of Article IV of these Bylaws shall act as secretary of meetings of the stockholders. In the absence of the Secretary and any designated Assistant Secretary, the presiding officer of the meeting may appoint any person to act as secretary of the meeting.
Section 11
Conduct of Meetings. At each meeting of stockholders, the presiding officer of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting and shall determine the order of business and all other matters of procedure. The Board of Directors may adopt by resolution such rules, regulations, and procedures for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with any such rules and regulations adopted by the Board of Directors, the presiding officer of the meeting shall have the right and authority to convene and to adjourn the meeting and to establish rules, regulations, and procedures, which need not be in writing, for the conduct of the meeting and to maintain order and safety. Without limiting the foregoing, he or she may:
(a)
restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors;

(b)
place restrictions on entry to the meeting after the time fixed for the commencement thereof;
(c)
restrict dissemination of solicitation materials and use of audio or visual recording devices at the meeting;
(d)
adjourn the meeting without a vote of the stockholders, whether or not there is a quorum present; and
(e)
make rules governing speeches and debate, including time limits and access to microphones.

The presiding officer of the meeting shall act in his or her absolute discretion, and his or her rulings shall not be subject to appeal.

Section 12
Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.
Section 13
Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Corporation ~~(~~present in person (as defined below) (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraphs (A)(2) and (A)(3) of this Section 13 is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the meeting, (ii) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be, and (iii) who complies with the notice procedures set forth in Paragraphs (A)(2) and (A)(3) of this Section 13 and, in the case of nominations of persons for election to the Board of Directors, with the requirements of Rule 14a-19 under the Exchange Act. Except for proposals properly made in accordance with Rule 14a-8 under the ~~Securities~~ Exchange Act ~~of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”),~~ and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of stockholders. In addition, for business (other than the nomination of persons for election to the Board of Directors) to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to the Certificate of Incorporation, these Bylaws, and applicable law.

(2) For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (c) of Paragraph (A)(1) of this Section 13, the stockholder (a) must have given timely notice thereof in writing and in proper form to the Secretary at the principal executive offices of the Corporation, and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 13. To be timely, a stockholder’s notice relating to an annual meeting shall be delivered to, or mailed to and received by, the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day and not earlier than the close of business on the one hundred twentieth (120th) day before the date of the one-year anniversary of the immediately preceding year’s annual meeting (provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered, or mailed and received, not earlier than the close of business on the one hundred twentieth (120th) day before such annual meeting and not later than the close of business on the later of the ninetieth (90th) day before such annual meeting or the tenth (10th) day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(3) To be in proper form for purposes of this Section 13, a stockholder’s notice to the Secretary (whether pursuant to this Paragraph (A) or Paragraph (B) of this Section 13) must set forth:

(a) as to each Proposing Person (as defined below), (i) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records) and (ii) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person (provided that for purposes of this Section 13, such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series and number of shares of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future);

(b) as to each Proposing Person, (i) any derivative, swap, or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of capital stock of the Corporation, including due to the fact that the value of such derivative, swap, or other transactions are determined by reference to the price, value, or volatility of any shares of any class or series of capital stock of the Corporation, or which derivative, swap, or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of capital stock of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap, or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap, or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap, or other transactions, (ii) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding, or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of capital stock of the Corporation (including the number of shares and class or series of capital stock of the Corporation that are subject to such proxy, agreement, arrangement, understanding, or relationship), (iii) any agreement, arrangement, understanding, or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of capital stock of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of capital stock of the Corporation, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of capital stock of the Corporation (“Short Interests”), (iv) any rights to dividends on the shares of any class or series of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (v) any performance related fees (other than an asset based fee) to which such Proposing Person is entitled based on any increase or decrease in the price or value of shares of any class or series of the capital stock of the Corporation, or any Synthetic Equity Interests or Short Interests, if any, and (vi) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the nominations of directors for election or business proposed to be brought before the meeting pursuant to Regulation 14A under the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (i) through (vi) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company, or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

(c) if such notice pertains to the nomination by the stockholder of a person or persons for election to the Board of Directors (each, a “nominee”), as to each nominee, (i) the name, age, business and residence address, and principal occupation or employment of the nominee, (ii) all other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director in an election contest (whether or not such proxies are or will be solicited), or that is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, (iii) such nominee’s written consent to being named ~~in the proxy statement, if any,~~ as a nominee ~~and~~in any proxy statement relating to the meeting and any associated proxy card, and to serving as a director if elected, and (iv) all information with respect to such nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section ~~13~~13 if such nominee were a Proposing Person;

(d) if the notice relates to any business (other than the nomination of persons for election to the Board of Directors) that the stockholder proposes to bring before the meeting, (i) a reasonably brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend ~~the~~these Bylaws of the Corporation, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting, and (iv) any material interest in such business of each Proposing Person;

(e) a representation that the stockholder giving the notice is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; ~~and~~

(f) a representation whether any Proposing Person ~~intends~~will, or is part of a group that ~~intends~~will, (i) ~~to~~ deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal ~~or elect the nominee~~ and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal ~~or nomination.~~; and

~~The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (i) the eligibility of such proposed nominee to serve as a director of the Corporation, and (ii) whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation.~~

(g) a representation whether any Proposing Person will, or is part of a group that will, (i) solicit proxies from the holders of the Corporation’s outstanding capital stock representing at least 67% of the voting power of the Corporation's outstanding capital stock entitled to vote in the election of directors in support of each nominee, (ii) include a statement to that effect in its proxy statement and/or its form of proxy, (iii) otherwise comply with Rule 14a-19 under the Exchange Act and (iv) provide the Secretary of the Corporation not less than five (5) business days prior to the applicable meeting or any adjournment or postponement thereof, with reasonable documentary evidence that such each Proposing Person complied with such representations.

(4) Notwithstanding anything in the second sentence of ~~paragraph~~Paragraph (A)(2) of this Section 13 to the contrary, if the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the Board of Directors’ nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days before the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 13 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to, or mailed to and received by, the Secretary at the principal executive offices of the

Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(5) Only such persons who are nominated in accordance with the procedures set forth in Paragraph (A) of this Section 13 (including those persons nominated by or at the direction of the Board of Directors), and with respect to persons nominated by a stockholder, only such persons who comply with the procedures set forth in Paragraph (D) of this Section 13, shall be eligible to be elected at an annual meeting of stockholders of the Corporation to serve as directors. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Paragraph (A) of this Section 13. Except as otherwise provided by law, the ~~chairman~~presiding officer of an annual meeting of stockholders shall have the power and duty (a) if the facts warrant, to determine that a nomination or any business proposed to be brought before the annual meeting was not made or was not proposed, as the case may be, in accordance with the procedures set forth in Paragraph (A) of this Section 13, and (b)(i) if any proposed nomination ~~or business was not made or was~~was not made in compliance with Paragraph (A) of this Section 13, or if the solicitation in support of nominees for the election of directors other than the Board of Directors’ nominees was not conducted in compliance with Rule 14a-19 under the Exchange Act, or if a person nominated by a stockholder did not comply with the procedures set forth in Paragraph (D) of this Section 13, to declare that such nomination shall be disregarded, notwithstanding that proxies or votes in respect of such nomination may have been received by the Corporation, but such proxies or votes will be considered for the purposes of establishing a quorum, and (ii) if any proposed business was not proposed in compliance with Paragraph (A) of this Section 13, to declare that such ~~nomination shall be disregarded or that such~~ proposed business shall not be transacted, notwithstanding that proxies or votes in respect of such proposed business may have been received by the Corporation, but such proxies or votes will be considered for the purposes of establishing a quorum.

(B) Special Meetings of Stockholders.

(1) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Section 2 of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only (a) by or at the direction of the Board of Directors or (b) if a purpose for such meeting as stated in the Corporation’s notice for such meeting is the election of one or more directors, by any stockholder of the Corporation present in person (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraph (B)(2) of this Section 13 is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the special meeting, (ii) who is entitled to vote at the meeting and upon such election, and (iii) who complies with the notice procedures set forth in Paragraph (B)(2) of this Section 13 and with the requirements of Rule 14a-19 under the Exchange Act; provided, however, that a stockholder may nominate persons for election at a special meeting only to such position(s) as specified in the Corporation’s notice of the meeting.

(2) If a special meeting has been called in accordance with Section 2 of this Article II for the purpose of electing one or more directors to the Board of Directors, then for nominations of persons for election to the Board of Directors to be properly brought before such special meeting by a stockholder pursuant to clause (b) of Paragraph (B)(1) of this Section 13, the stockholder (a) must have given timely notice thereof in writing and in the proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 13. To be timely, a stockholder’s notice relating to a special meeting shall be delivered to, or mailed to and received by, the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day before such special meeting and not later than the close of business on the later of the ninetieth (90th) day before such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be in proper form for purposes of this Paragraph (B) of this Section 13, such notice shall set forth the information required by clauses (a), (b), (c), (e), ~~and~~ (f) and (g) of Paragraph (A)(3) of this Section 13.

(3) Only such persons who are nominated in accordance with the procedures set forth in Paragraph (B) of this Section 13 (including those persons nominated by or at the direction of the Board of Directors), and with respect to persons nominated by a stockholder, only such persons who comply with the procedures set forth in Paragraph (D) of this Section 13, shall be eligible to be elected at a special meeting of stockholders of the Corporation to serve as directors. Except as otherwise provided by law, the ~~chairman~~presiding officer of a special meeting of stockholders shall have the power and duty (a) if the facts warrant, to determine that a nomination proposed to be made at the special meeting was not made in accordance with the procedures set forth in Paragraph (B) of this Section 13, and (b) if any proposed nomination was not made in compliance with Paragraph (B) of this Section 13, or if the solicitation in support of nominees for the election of directors other than the Board of Directors’ nominees was not conducted in compliance with Rule 14a-19 under the Exchange Act, or if a person nominated by a stockholder did not comply with the procedures set forth in Paragraph (D) of this Section 13, to declare that such nomination shall be disregarded, notwithstanding that proxies or votes in respect of such nomination may have been received by the Corporation, but such proxies or votes will be considered for the purposes of establishing a quorum.

(C) General.

(1) A stockholder providing notice of nominations of persons for election to the Board of Directors at an annual or special meeting of stockholders or notice of business proposed to be brought before an annual meeting of stockholders shall further update and supplement such notice so that the information provided or required to be provided in such notice pursuant to Paragraph (A)(3)(a) through Paragraph (A)(3)(f) of this Section 13 shall be true and correct both as of the record date for the determination of stockholders entitled to notice of the meeting and as of the date that is ten (10) business days before the meeting or any adjournment or postponement thereof, and such updated and supplemental information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (a) in the case of information that is required to be updated and supplemented to be true and correct as of the record date for the determination of stockholders entitled to notice of the meeting, not later than the later of five (5) business days after such record date or five (5) business days after the public announcement of such record date, and (b) in the case of information that is required to be updated and supplemented to be true and correct as of ten (10) business days before the meeting or any adjournment or postponement thereof, not later than eight (8) business days before the meeting or any adjournment or postponement thereof (or if not practicable to provide such updated and supplemental information not later than eight (8) business days before any adjournment or postponement, on the first practicable date before any such adjournment or postponement). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder, or enable or be deemed to permit a stockholder who has previously submitted notice under these Bylaws to amend any notice (including any nomination) or to submit any new notice (including any nomination), including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(2) Each Proposing Person seeking to nominate a person for election as a director of the Corporation shall deliver evidence to the Secretary of the Corporation that the Proposing Person solicited proxies from holders representing at least 67% of the voting power of the Corporation’s outstanding capital stock entitled to vote in the election of directors, which evidence shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the Proposing Person files a definitive proxy statement in connection with the applicable annual or special meeting of stockholders. Notwithstanding the foregoing provisions of this Section 13, unless otherwise required by law, (i) no Proposing Person shall solicit proxies in support of the election of director nominees at any annual or special meeting of stockholders of the Corporation other than the Board of Directors’ nominees unless such Proposing Person has complied with Rule 14a-19 under the Exchange Act in connection with the solicitation of such proxies with respect to such meeting, including the provision to the Corporation of notices required thereunder in a timely manner, (ii) if a Proposing Person (1) provides notice pursuant to Rules 14a-19(a)(1) and (b) under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a‑19 under the Exchange Act (including the provision to the Corporation of notices required thereunder in a timely manner and whether the Proposing Person on whose behalf a nomination is made solicited (or is part of a group which solicited) proxies in support of such nomination in compliance with the Proposing Person’s representation as required by Section 13(A)(3)(f)), then such nomination shall be disregarded, and the Corporation shall disregard any proxies or votes solicited for the Proposing Person’s nominees notwithstanding that proxies or votes with respect to such nominees may have been received by the Corporation, but such proxies or votes will be considered for the purposes of establishing a quorum, and (iii) if a stockholder nominating a person for election as a director of the Corporation at an annual or special meeting of stockholders of the Corporation does not provide the information required under this Section 13 to the Corporation (including the updated and supplemented information required by Section 13(C)(1)), in each case by the deadlines specified therein, then such nomination shall be disregarded, and the Corporation shall disregard any proxies or votes solicited for the stockholder’s nominees notwithstanding that proxies or votes with respect to such nominees may have been received by the Corporation, but such proxies or votes will be considered for the purposes of establishing a quorum.

(~~2~~3) Notwithstanding the foregoing provisions of this ~~Section 13~~Section 13, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) ~~does~~is not ~~appear~~present in person at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies or votes in respect of such vote may have been received by the Corporation~~. For purposes of this Section 13, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.~~, but such proxies or votes will be considered for the purposes of establishing a quorum.

(~~3~~4) For purposes of this ~~Section 13~~Section 13, (a) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act, ~~and~~ (b) “Proposing Person” shall mean (i) the stockholder giving the notice required by Paragraph (A) or Paragraph (B) of this Section 13, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such notice is given, and (iii) any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner~~.~~, (c) a “qualified representative” shall mean a duly authorized officer, manager or partner of the stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the annual or special meeting of stockholders and such person must provide such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, to the Secretary of the Corporation at or prior to such annual or special meeting; and (d) “present in person” shall mean that the stockholder making the nomination or proposing that the business be brought before the special meeting, or a qualified representative of such proposing stockholder, appears in person at such special meeting if it is held solely at a physical location or, in the event that the special meeting permits stockholder attendance by means of remote communication, appears by such means of remote communication.

(~~4~~5) Paragraph (A) of this Section 13 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. Nothing in this Section ~~13~~13 shall be deemed to (a) affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act, (b) confer upon any stockholder a right to have a nominee or any proposed business included in the Corporation’s proxy statement, or (c) affect any rights of the holders of any class or series of preferred stock of the Corporation to nominate and elect directors pursuant to and to the extent provided in any applicable provisions of the Certificate of Incorporation.

(6) Any written notice required to be delivered by a stockholder to the Corporation pursuant to this Section 13 must be given, either by personal delivery or by registered or certified mail, postage prepaid, to the Secretary of the Corporation at the Corporation’s principal executive office.

(D) Additional Requirements For Valid Nomination Of Candidates To Serve As Director And, If Elected, To Be Seated As Directors

(1) Candidate to Provide Questionnaire, Representation and Agreement. To be eligible to be a candidate for election as a director of the Corporation at an annual meeting or special meeting of the stockholders of the Corporation, a candidate must be nominated in the manner prescribed in this Section 13 and the candidate for nomination, whether nominated by the Board of Directors of the Corporation or by a stockholder, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board of Directors), to the Secretary of the Corporation at the principal executive offices of the Corporation, (a) a completed written questionnaire with respect to the background, qualifications, stock ownership and independence of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Corporation upon written request of a stockholder therefor) and (b) a written representation and agreement (in a form provided by the Corporation upon written request of a shareholder therefor) that such candidate for nomination (i) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question if such agreement, arrangement or understanding has not been disclosed to the Corporation, or if such agreement, arrangement or understanding could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (ii) may not be, and may not become, a party to any compensatory, payment, indemnification or other financial agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (iii) will comply with all of the Corporation’s corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines, and any other Corporation policies and guidelines applicable to directors (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).

(2) Candidate to Furnish Certain Other Information. The Corporation may require any candidate nominated for election as a director of the Corporation, whether nominated by the Board of Directors of the Corporation or by a stockholder, to furnish to the Corporation such additional information as it may reasonably require to permit the Board of Directors to determine (a) the eligibility of such nominee to serve as a director of the Corporation, and (b) whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation or any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s directors.

(3) Updating Candidate Information. A candidate nominated for election as a director of the Corporation, whether nominated by the Board of Directors of the Corporation or by a stockholder, shall further update and supplement the materials delivered pursuant to this Paragraph (D), if necessary, so that the information provided or required to be provided pursuant to this Paragraph (D) shall be true and correct as of the record date for shareholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public disclosure) not later than five (5) business days after the record date for shareholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder, or enable or be deemed to permit a stockholder who has previously submitted notice under these Bylaws to amend any notice (including any nomination) or to submit any new notice (including any nomination), including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(4) Rejection of Nominee for Non-compliance. No candidate nominated for election as a director of the Corporation shall be eligible for nomination as a director of the Corporation unless such candidate has complied with this Paragraph (D).

Section 14
Record Dates.
(f)
In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) or fewer than ten (10) days before the date of such meeting. If the Board of Directors so fixes a record date for determining the stockholders entitled to notice of any meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes the record date for determining the stockholders entitled to notice of such meeting, that a later date on or before the date of the meeting shall be the record date for determining the stockholders entitled to vote at such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to receive notice of such adjourned meeting the same or an earlier date as that fixed for determining the stockholders entitled to vote at such adjourned meeting in accordance with the foregoing provisions of this subsection (a) of this Section 14.
(g)
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution, or allotment of any rights, or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of capital stock, or for the purpose of any other lawful action, except as may otherwise be provided in these Bylaws, the Board of Directors may fix a record date. Such record date shall not precede the date upon which the resolution fixing such record date is adopted, and shall not be more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Article III

DIRECTORS
Section 1
Number. The number of directors that shall constitute the whole Board of Directors initially shall be nine (9), and thereafter shall be no fewer than six (6) and no greater than fifteen (15), the exact number of directors to be determined from time to time by resolution adopted by the Board of Directors.
Section 2
Powers. Subject to any limitations set forth in the Certificate of Incorporation and to any provision of the ~~General Corporation Law of the State of Delaware~~DGCL relating to powers or rights conferred upon or reserved to the stockholders or the holders of any class or series of the Corporation’s issued and outstanding stock, the business and affairs of the corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors.
Section 3
Resignations and Removal. (a) Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or the Secretary; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein. Acceptance of such resignation shall not be necessary to make it effective unless the resignation specifies that it will not be effective unless accepted.
(b)
Except as otherwise may be provided in the Certificate of Incorporation, any director or the entire Board of Directors may be removed, with or without cause, by the holders of capital stock having a majority in voting power of the shares entitled to vote in the election of directors.
(c)
Without limiting the foregoing, any incumbent director who is nominated for election by the Board of Directors or a committee thereof shall, as a condition to such nomination submit, (a) in the case of a contested election, a conditional letter of resignation and, (b) in the case of an uncontested election, a conditional and irrevocable letter of resignation, in each case to the ~~Chairman~~Chair of the Board. If an incumbent director is not elected, the Nominating, Governance & Sustainability Committee of the Board (or any successor committee thereto whose purpose includes assisting the Board in identifying candidates for service on the Board, the “Nominating and Governance Committee”) will consider the conditional resignation of such nominee and make a recommendation to the Board of Directors on whether to accept or reject the conditional resignation, or whether other action should be taken. The Board of Directors will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director whose conditional resignation is being considered will not participate in the Nominating and Governance Committee’s recommendation or the Board of Directors’ decision. In addition, if there are not at least two members of the Nominating and Governance Committee who either were elected at the meeting or did not stand for election, then each of the independent members of the Board of Directors who either were elected at the meeting or did not stand for election shall appoint a committee amongst themselves to consider the resignation offer and recommend to the Board of Directors whether to accept it (which committee of the independent members shall act in lieu of the Nominating and Governance Committee with respect to the resignation offer in such situation). Each director shall hold office for the term for which he or she is elected and until his or her successor shall have been duly elected and qualified or until death, or until he or she shall have resigned or have been removed or disqualified in accordance with these Bylaws and the Certificate of Incorporation.
Section 4
Annual Meetings. The Board of Directors shall meet each year as soon as practicable following the annual meeting of stockholders, at the place where such meeting of stockholders has been held, or at such other place as shall be fixed by the Board of Directors (or if not previously fixed by the Board of Directors, by the person presiding over the meeting of the stockholders), for the purpose of election of officers and consideration of such other business as the Board of Directors considers relevant to the management of the Corporation.
Section 5
Regular Meetings. Regular meetings of the Board of Directors shall be held on such dates and at such times and places, within or without the State of Delaware, as shall from time to time be determined by the Board of Directors, such determination to constitute the only notice of such regular meetings to which any director shall be entitled. In the absence of any such determination, such meetings shall be held, upon notice to each director in accordance with Section 7 of this Article III, at such times and places, within or without the State of Delaware, as shall be designated by the ~~Chairman~~Chair of the Board.
Section 6
Special Meetings. Special meetings of the Board of Directors shall be held at the call of the ~~Chairman~~Chair of the Board at such times and places, within or without the State of Delaware, as he or she shall designate, upon notice to each director in accordance with Section 7 of this Article III. Special meetings shall be called by the Chief Executive Officer, President or Secretary on like notice at the written request of any two directors then in office.
Section 7
Notice. Notice of any regular (if required) or special meeting of the Board of Directors may be given by personal delivery, mail, telegram, courier service (including, without limitation, Federal Express), facsimile transmission (directed to the facsimile transmission number at which the director has consented to receive notice), electronic mail (directed to the electronic mail address at which the director has consented to receive notice), or other form of electronic transmission pursuant to which the director has consented to receive notice. If notice is given by personal delivery, by facsimile transmission, by telegram, by electronic mail, or by other form of electronic transmission pursuant to which the director has consented to receive notice, then such notice shall be given on not less than twenty-four (24) hours’ notice to each director. If written notice is delivered by mail, then it shall be given on not less than four (4) calendar days’ notice to each director. If written notice is delivered by courier service, then it shall be given on not less than two (2) calendar days’ notice to each director.
Section 8
Waiver of Notice. Notice of any meeting of the Board of Directors, or any committee thereof, need not be given to any member if waived by him or her in writing or by electronic transmission, whether before or after such meeting is held, or if he or she shall sign the minutes of such meeting or attend the meeting, except that if such director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, then such director shall not be deemed to have waived notice of such meeting. ~~If waiver of notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director.~~
Section 9
Quorum and Powers of a Majority. At all meetings of the Board of Directors and of each committee thereof, a majority of the total number of directors constituting the whole Board of Directors or such committee shall be necessary and sufficient to constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting of the Board of Directors or a committee thereof at which a quorum is present shall be the act of the Board of Directors or such committee, unless by express provision of applicable law, the

Certificate of Incorporation, or these Bylaws, a different vote is required, in which case such express provision shall govern and control. In the absence of a quorum, a majority of the members present at any meeting may, without notice other than announcement at the meeting, adjourn such meeting from time to time until a quorum is present.
Section 10
Manner of Acting. (a) Members of the Board of Directors, or any committee thereof, may participate in any meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating therein can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.
(b)
Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee; provided, however, that such electronic transmission or transmissions must either set forth or be submitted with information from which it can be determined that the electronic transmission or transmissions were authorized by the director. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 11
Organization. Meetings of the Board of Directors shall be presided over by the ~~Chairman~~Chair of the Board, if any, or in his or her absence by a presiding person chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the presiding person at the meeting may appoint any person to act as secretary of the meeting.
Section 12
Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more directors, which to the extent provided in said resolution or resolutions shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation (including the power and authority to designate other committees of the Board of Directors); provided, however, that no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the ~~General Corporation Law of the State of Delaware~~DGCL to be submitted to stockholders for approval (other than recommending the election or removal of directors) or (b) adopting, amending, or repealing any Bylaw of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting of such committee and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of such absent or disqualified director.
Section 13
Committee Procedure. ~~(a)~~
(a)
Except as otherwise determined by the Board of Directors or provided by these Bylaws, each committee shall adopt its own rules governing the time, place, and method of holding its meetings and the conduct of its proceedings and shall meet as provided by such rules or by resolution of the Board of Directors. Unless otherwise provided by these Bylaws or any such rules or resolutions, notice of the time and place of each meeting of a committee shall be given to each member of such committee as provided in Section 7 of this Article III with respect to notices of meetings of the Board of Directors.
(b)
Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.
(c)
Any member of any committee may be removed from such committee either with or without cause, at any time, by the Board of Directors at any meeting thereof. Any vacancy in any committee may be filled by the Board of Directors in the manner prescribed by the Certificate of Incorporation or these Bylaws for the original appointment of the members of such committee.

Section 14
Vacancies and Newly-Created Directorships. Unless otherwise provided in the Certificate of Incorporation or in these Bylaws, vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled only by a majority of the directors then in office (and not by stockholders), although less than a quorum, or by a sole remaining director, and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office to which they have been elected expires and until such directors’ successors have been duly elected and qualified. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, when one or more directors shall resign from the Board, effective at a future date, a majority of directors then in office, including those who have resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.
Section 15
Director Compensation.
(a)
 ~~(a)~~ The Board of Directors, by a resolution or resolutions, may fix, and from time to time change, the compensation of Directors.
(b)
~~(a)~~ Each director shall be entitled to reimbursement from the Corporation for his or her reasonable expenses incurred with respect to duties as a member of the Board of Directors or any committee thereof.
(c)
~~(b)~~ Nothing contained in these Bylaws shall be construed to preclude any director from serving the Corporation in any other capacity and from receiving compensation from the Corporation for service rendered to it in such other capacity.
Article IV

OFFICERS
Section 1
Number. The officers of the Corporation shall include a President and a Secretary. The Board of Directors also shall elect a ~~Chairman~~Chair of the Board. The Board of Directors also may elect a Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents (who may have such additional descriptive designations as the Board of Directors may determine), one or more Assistant Secretaries, one or more Treasurers, one or more Assistant Treasurers, and such other officers as the Board of Directors may from time to time deem appropriate or necessary.
Section 2
Election of Officers, Term, and Qualifications. The officers of the Corporation shall be elected from time to time by the Board of Directors and shall hold office at the pleasure of the Board of Directors. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in this Section 2 for the regular election to such office. Except for the ~~Chairman~~Chair of the Board, none of the officers of the Corporation needs to be a director of the Corporation. Any two or more offices may be held by the same person to the extent permitted by the ~~General Corporation Law of the State of Delaware~~DGCL and other applicable law.
Section 3
Divisional or Departmental Vice Presidents. The Board of Directors may delegate to the President the power to appoint one or more employees of the Corporation as divisional or departmental vice presidents and fix the duties of such appointees. However, no such divisional or departmental vice president shall be considered to be an officer of the Corporation, the officers of the Corporation being limited to those officers elected by the Board of Directors in accordance with this ~~Article IV~~Article IV.
Section 4
Removal. ~~Any~~Subject to the rights, if any, of an officer under any employment contract, any officer may be removed, either with or without cause, by the Board of Directors at any meeting thereof, or to the extent delegated to the ~~Chairman~~Chair of the Board, by the ~~Chairman~~Chair of the Board.
Section 5
Resignations. Any officer of the Corporation may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the ~~Chairman~~Chair of the Board~~; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer~~. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective unless the resignation specifies that it will not be effective unless accepted.
Section 6
Compensation of Officers. The salaries and other compensation of all officers of the Corporation shall be fixed by or in the manner directed by the Board of Directors from time to time, and no officer shall be prevented from receiving such salary by reason of the fact that he or she also is a director of the Corporation.
Section 7
The ~~Chairman~~Chair of the Board. The ~~Chairman~~Chair of the Board shall have the powers and duties customarily and usually associated with the office of the ~~Chairman~~Chair of the Board, as well as such additional powers and duties as may be from time to time assigned to him or her by the Board of Directors. ~~The Chairman of the Board shall preside at meetings of the stockholders and of the Board of Directors.~~
Section 8
The Chief Executive Officer. The Chief Executive Officer shall have responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, for the general management and administration of the business affairs of the Corporation, and for the supervision of other officers, together with any other powers and duties as may be prescribed by the Board of Directors.
Section 9
The President. The President shall have, subject to the supervision, direction, and control of the Board of Directors and the Chief Executive Officer, the general powers and duties of supervision, direction, and management of the affairs and business of the Corporation customarily and usually associated with the position of President, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation. The President shall have such additional powers and duties as may be from time to time assigned to him or her by the Board of Directors or the Chief Executive Officer. In the absence or disability of the President, his or her duties shall be performed by the Chief Executive Officer or such persons as the Board of Directors or the Chief Executive Officer may designate.
Section 10
The Vice Presidents. Each Vice President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the ~~Chairman~~Chair of the Board, the Chief Executive Officer, or the President.
Section 11
The Secretary and Assistant Secretaries. (a) The Secretary shall ~~attend meetings of the Board of Directors and meetings of the stockholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The Secretary shall have all such further~~have such powers and duties as are customarily and usually associated with the position of Secretary or as may from time to time be assigned to him or her by the Board of Directors, the ~~Chairman~~Chair of the Board, the Chief Executive Officer, or the President.
(b)
Each Assistant Secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the ~~Chairman~~Chair of the Board, the Chief Executive Officer, the President, or the Secretary. In the case of absence or disability of the Secretary, the Assistant Secretary designated by the Chief Executive Officer or the President (or, in the absence of such designation, by the Secretary) shall perform the duties and exercise the powers of the Secretary.
Section 12
The Chief Financial Officer. The Chief Financial Officer shall have ~~all~~ such powers and duties as are customarily and usually associated with the position of Chief Financial Officer or as may from time to time be assigned to him or her by the Board of Directors, the ~~Chairman~~Chair of the Board, the Chief Executive Officer, or the President.
Section 13
The Treasurer and Assistant Treasurers. (a) The Treasurer shall have ~~custody of the Corporation’s funds and securities, shall be responsible for maintaining the Corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer also shall maintain adequate records of all assets, liabilities, and transactions of the Corporation and shall assure that adequate audits thereof are currently and regularly made. The Treasurer shall have all such further~~such powers and duties as are customarily and usually associated with the position of Treasurer or as may from time to time be assigned to him or her by the Board of Directors, the ~~Chairman~~Chair of the Board, the Chief Executive Officer, the President, or the Chief Financial Officer. ~~In the absence of a designation of a Chief Financial Officer by the Board of Directors, the Treasurer shall be the Chief Financial Officer of the Corporation unless the Board of Directors designates another person to be Treasurer.~~
(b)
Each Assistant Treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, or the Treasurer. In the case of absence or disability of the Treasurer, the Assistant Treasurer designated by the Chief Executive Officer or the President (or, in the absence of such designation, by the Treasurer) shall perform the duties and exercise the powers of the Treasurer.
Article V

STOCK
Section 1
Certificates. The shares of capital stock of the Corporation shall be represented by certificates, unless the Certificate of Incorporation otherwise provides or unless the Board of Directors provides by resolution or resolutions that some or all of the shares of any class or classes, or series thereof, of the Corporation’s capital stock shall be uncertificated. Every holder of capital stock of the Corporation represented by certificates shall be entitled to a certificate representing such shares. Certificates for shares of stock of the Corporation shall be issued under the seal of the Corporation, or a facsimile thereof, and shall be numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall bear a serial number, shall exhibit the holder’s name and the number of shares evidenced thereby, and shall be signed by the ~~Chairman~~Chair of the Board or the Chief Executive Officer, or the President or any Vice President, and by the Secretary or an Assistant Secretary, or the Chief Financial Officer, or the Treasurer or an Assistant Treasurer. Any or all of the signatures on the certificate may be a facsimile. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if such person or entity were such officer, transfer agent, or registrar at the date of issue.
Section 2
Transfers. Transfers of stock of the Corporation shall be made on the books of the Corporation only upon surrender to the Corporation (or a transfer agent designed to transfer shares of stock of the Corporation) of a certificate (if any) for the shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer; provided, however, that such succession, assignment, or transfer is not prohibited by the Certificate of Incorporation, these Bylaws, applicable law, or contract. Thereupon, the Corporation shall issue a new certificate (if requested) to the person entitled thereto, cancel the old certificate (if any), and record the transaction upon its books.
Section 3
Lost, Stolen, or Destroyed Certificates. Any person claiming a certificate of stock to be lost, stolen, or destroyed shall make an affidavit or an affirmation of that fact, and shall give the Corporation a bond of indemnity in satisfactory form and with one or more satisfactory sureties, whereupon a new certificate (if requested) may be issued of the same tenor and for the same number of shares as the one alleged to be lost, stolen, or destroyed.
Section 4
Registered Stockholders. The names and addresses of the holders of record of the shares of each class and series of the Corporation’s capital stock, together with the number of shares of each class and series held by each record holder and the date of issue of such shares, shall be entered on the books of the Corporation. Except as otherwise required by the ~~General Corporation Law of the State of Delaware~~DGCL or other applicable law, the Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares of capital stock of the Corporation as the person entitled to exercise the rights of a stockholder, including, without limitation, the right to vote in person or by proxy at any meeting of the stockholders of the Corporation. The Corporation shall not be bound to recognize any equitable or other claim to or interest in any such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly required by the ~~General Corporation Law of the State of Delaware~~DGCL or other applicable law.
Section 5
Fractional Shares. The Corporation may, but shall not be required to, issue fractional shares of its capital stock if necessary or appropriate to effect authorized transactions. If the Corporation does not issue fractional shares, it shall (a) arrange for the disposition of fractional interests on behalf of those that otherwise would be entitled thereto, (b) pay in cash the fair value of fractions of a share as of the time when those who otherwise would be entitled to receive such fractions are determined, or (c) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or in bearer form (represented by a certificate), which scrip or warrants shall entitle the holder to receive a full share upon surrender of such scrip or warrants aggregating a full share. Fractional shares shall, but scrip or warrants for fractional shares shall not (unless otherwise expressly provided therein), entitle the holder to exercise voting rights, to receive dividends thereon, to participate in the distribution of any assets in the event of liquidation, and otherwise to exercise rights as a holder of capital stock of the class or series to which such fractional shares belong.
Section 6
Additional Powers of the Board. (a) In addition to, and without limiting, those powers set forth in Section 2 of Article III, the Board of Directors shall have power and authority to make all such rules and regulations as it shall deem expedient concerning the issue, transfer, and registration of certificates for shares of stock of the Corporation, including the use of uncertificated shares of stock, subject to the provisions of the ~~General Corporation Law of the State of Delaware~~DGCL, other applicable law, the Certificate of Incorporation, and these Bylaws.
(b)
The Board of Directors may appoint and remove transfer agents and registrars of transfers, and may require all stock certificates to bear the signature of any such transfer agent and/or any such registrar of transfers.
Article VI

INDEMNIFICATION
Section 1
Indemnification. (a) Subject to Section 3 of this Article VI, the Corporation shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter, a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (collectively, “Another Enterprise”), against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
(b)
The Corporation may indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
(c)
To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any threatened, pending, or completed Proceeding referred to in Section 145(a) or (b) of the ~~General Corporation Law of the State of Delaware~~DGCL, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.
(d)
The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
Section 2
Advancement of Expenses. (a) Subject to Section 3 of this Article VI, with respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was a director or officer of the Corporation or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation shall pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that any advancement of expenses shall be (i) upon such terms and conditions and subject to such procedures, if any, as the Board of Directors of the Corporation deems appropriate, and (ii) made only upon receipt of an undertaking (hereinafter an “undertaking”) by such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Article VI or otherwise.
(b)
With respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation may, in its discretion and upon such terms and conditions, if any, as the Corporation deems appropriate, pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition.
Section 3
Actions Initiated Against The Corporation. Anything in Section 1(a) or Section 2(a) of this Article VI to the contrary notwithstanding, except as provided in Section 5(b) of this Article VI, with respect to a Proceeding initiated against the Corporation by a person who is or was a director or officer of the Corporation (whether initiated by such person in or by reason of such capacity or in or by reason of any other capacity, including as a director, officer, employee, or agent of Another Enterprise), the Corporation shall not be required to indemnify or to advance expenses (including attorneys’ fees) to such person in connection with prosecuting such Proceeding (or part thereof) or in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Corporation in such Proceeding (or part thereof) unless such Proceeding was authorized by the Board of Directors of the Corporation.
Section 4
Contract Rights. The rights to indemnification and advancement of expenses conferred upon any current or former director or officer of the Corporation pursuant to this Article VI (whether by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise) shall be contract rights, shall vest when such person becomes a director or officer of the Corporation, and shall continue as vested contract rights even if such person ceases to be a director or officer of the Corporation. Any amendment, repeal, or modification of, or adoption of any provision inconsistent with, this Article VI (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, repeal, modification, or adoption (regardless of whether the Proceeding relating to such acts or omissions, or any proceeding relating to such person’s rights to indemnification or to advancement of expenses, is commenced before or after the time of such amendment, repeal, modification, or adoption), and any such amendment, repeal, modification, or adoption that would adversely affect such person’s rights to indemnification or advancement of expenses hereunder shall be ineffective as to such person, except with respect to any threatened, pending, or completed Proceeding that relates to or arises from (and only to the extent such Proceeding relates to or arises from) any act or omission of such person occurring after the effective time of such amendment, repeal, modification, or adoption.
Section 5
Claims. (a) If (i) a claim under Section 1(a) of this Article VI with respect to any right to indemnification is not paid in full by the Corporation within sixty (60) days after a written demand has been received by the Corporation or (ii) a claim under Section 2(a) of this Article VI with respect to any right to the advancement of expenses is not paid in full by the Corporation within twenty (20) days after a written demand has been received by the Corporation, then the person seeking to enforce a right to indemnification or to an advancement of expenses, as the case may be, may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.
(b)
If successful in whole or in part in any suit brought pursuant to Section 5(a) of this Article VI, or in a suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the person from whom the Corporation sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the Corporation the reasonable expenses (including attorneys’ fees) of prosecuting or defending such suit.
(c)
In any suit brought by a person seeking to enforce a right to indemnification hereunder (but not a suit brought by a person seeking to enforce a right to an advancement of expenses hereunder), it shall be a defense that the person seeking to enforce a right to indemnification has not met any applicable standard for indemnification under applicable law. With respect to any suit brought by a person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Corporation to have made a determination prior to commencement of such suit that indemnification of such person is proper in the circumstances because such person has met the applicable standards of conduct under applicable law, nor (ii) an actual determination by the Corporation that such person has not met such applicable standards of conduct, shall create a presumption that such person has not met the applicable standards of conduct or, in a case brought by such person seeking to enforce a right to indemnification, be a defense to such suit.
(d)
In any suit brought by a person seeking to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Corporation to prove that the person seeking to enforce a right to indemnification or to an advancement of expenses or the person from whom the Corporation seeks to recover an advancement of expenses is not entitled to be indemnified, or to such an advancement of expenses, under this Article VI or otherwise.
Section 6
Determination of Entitlement to Indemnification. Any indemnification required or permitted under this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met all applicable standards of conduct set forth in this Article VI and Section 145 of the ~~General Corporation Law of the State of Delaware~~DGCL. Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination, (a) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders. Such determination shall be made, with respect to any person who is not a director or officer of the Corporation at the time of such determination, in the manner determined by the Board of Directors (including in such manner as may be set forth in any general or specific action of the Board of Directors applicable to indemnification claims by such person) or in the manner set forth in any agreement to which such person and the Corporation are parties.
Section 7
Non-Exclusive Rights. The indemnification and advancement of expenses provided in this Article VI shall not be deemed exclusive of any other rights to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.
Section 8
Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VI or otherwise.
Section 9
Severability. If any provision or provisions of this Article VI shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Article VI (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable, that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article VI (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.
Section 10
Miscellaneous. For purposes of this Article VI: (a) references to serving at the request of the Corporation as a director or officer of Another Enterprise shall include any service as a director or officer of the Corporation that imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, (b) references to serving at the request of the Corporation as an employee or agent of Another Enterprise shall include any service as an employee or agent of the Corporation that imposes duties on, or involves services by, such employee or agent with respect to an employee benefit plan, (c) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation, and (d) references to a director of Another Enterprise shall include, in the case of any entity that is not managed by a board of directors, such other position, such as manager or trustee or member of the governing body of such entity, that entails responsibility for the management and direction of such entity’s affairs, including, without limitation, general partner of any partnership (general or limited) and manager or managing member of any limited liability company.
Article VII

MISCELLANEOUS
Section 1
Books and Records. (a) Any books or records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method; provided, however, that the books and records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any books or records so kept upon the request of any person entitled to inspect such records pursuant to the Certificate of Incorporation, these Bylaws, or the provisions of the ~~General Corporation Law of the State of Delaware~~DGCL.
(b)
It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of the stock ledger to prepare and make, ~~at least ten (10) days~~no later than the tenth (10th) day before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the stockholder’s name; provided, however, if the record date for determining the stockholders entitled to vote at the meeting is fewer than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date. Nothing contained in this subsection (b) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of ~~at least~~ ten (10) days ~~prior to~~ending on the day before the meeting~~:~~ date (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. ~~If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible network, and the information required to access such list shall be provided with the notice of the meeting.~~ The stock ledger shall be the only evidence of the identity of the stockholders entitled to examine such list.

(c)
Except to the extent otherwise required by law, or by the Certificate of Incorporation, or by these Bylaws, the Board of Directors shall determine from time to time whether and, if allowed, when and under what conditions and regulations the stock ledger, books, records, and accounts of the Corporation, or any of them, shall be open to inspection by the stockholders and the stockholders’ rights, if any, in respect thereof. Except as otherwise provided by law, the stock ledger shall be the only evidence of the identity of the stockholders entitled to examine the stock ledger, the books, records, or accounts of the Corporation.
Section 2
Voting Shares in Other Business Entities. The Chief Executive Officer, the President, any Vice President, or any other officer or officers of the Corporation designated by the Board of Directors, the Chief Executive Officer or the President may vote, and otherwise exercise on behalf of the Corporation any and all rights and powers incident to the ownership of, any and all shares of stock or other equity interest held by the Corporation in any other corporation or other business entity. The authority herein granted may be exercised either by any such officer in person or by any other person authorized to do so by proxy or power of attorney duly executed by any such officer.
Section 3
Execution of Corporate Instruments.
(a)
The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute, sign, or endorse any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the Corporation.
(b)
Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the Corporation, promissory notes, deeds of trust, mortgages, and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, shall be executed, signed, or endorsed by the ~~Chairman~~Chair of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, the Chief Financial Officer, the Treasurer, or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring a corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner and by such other person or persons as may be determined from time to time by the Board of Directors or the President.
(c)
All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be executed, signed, or endorsed by the Chief Financial Officer, the Treasurer, any Assistant Treasurer, or in such other manner and by such other person or persons as may be determined from time to time by the Board of Directors.
(d)
Unless otherwise specifically determined by the Board of Directors or otherwise required by law, the execution, signing, or endorsement of any corporate instrument or document may be effected manually, by facsimile, or (to the extent permitted by applicable law and subject to such policies and procedures as the Corporation may have in effect from time to time) by electronic signature.
Section 4
Fiscal Year. The fiscal year of the Corporation shall be such fiscal year as the Board of Directors from time to time by resolution shall determine.
Section 5
Gender/Number. As used in these Bylaws, the masculine, feminine, or neuter gender, and the singular and plural number, shall each include the other whenever the context so indicates.
Section 6
Section Titles. The titles of the sections and subsections have been inserted as a matter of reference only and shall not control or affect the meaning or construction of any of the terms and provisions hereof.
Section 7
Electronic Transmission. For purposes of these Bylaws, “electronic transmission” ~~means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.~~has the meaning given to it in Section 232 of the DGCL (or any successor statute thereto).

Section 8
Amendment. These Bylaws, or any of them, may be altered, amended, or repealed, and new Bylaws may be made, (a) at any annual or regular meeting of the Board of Directors or at any special meeting of the Board of Directors if notice of the proposed alteration, amendment, or repeal be contained in written notice of such special meeting or (b) at any annual meeting of the stockholders (subject to Section 13 of Article II of these Bylaws) or at any special meeting of the stockholders of the Corporation if noticed of the proposed alteration, amendment, or repeal is contained in the Corporation’s notice of such special meeting of stockholders (and subject to Section 2 of Article II of these Bylaws). Anything herein to the contrary notwithstanding, any alteration, amendment, or repeal of these Bylaws, or the making of any new Bylaw, by the stockholders shall require the affirmative vote of the holders of not less than a majority of the voting power represented by the issued and outstanding shares of the Corporation entitled to vote thereon. Any Bylaws altered, amended, or made by the stockholders may be altered, amended, or repealed by either the Board of Directors or the stockholders, in the manner set forth in this Section 8, except a Bylaw amendment adopted by the stockholders that specifies the votes that shall be necessary for the election of directors shall not be amended or repealed by the Board of Directors.
Section 9
Certificate of Incorporation. Anything herein to the contrary notwithstanding, if any provision contained in these Bylaws is inconsistent with or conflicts with a provision of the Certificate of Incorporation, such provision of these Bylaws shall be superseded by the inconsistent provision in the Certificate of Incorporation to the extent necessary to give effect to such provision in the Certificate of Incorporation.

~~Section 10 Forum. (a) Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, the Superior Court of the State of Delaware, or, if and only if both the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware lack subject matter jurisdiction, the United States District Court for the District of Delaware) and any state (or, if applicable, federal) appellate court therefrom shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit, or proceeding brought on behalf of the Corporation, (ii) any action, suit, or proceeding asserting a claim of breach of fiduciary duty owed by any current or former director, officer, employee, or stockholder of the Corporation to the Corporation or the Corporation’s stockholders or any action asserting a claim for aiding and abetting any such breach of fiduciary duty, (iii ) any action, suit, or proceeding asserting a claim against the Corporation or any director, officer, or other employee of the Corporation arising pursuant to, or seeking to enforce any right, obligation, or remedy under, any provision of the DGCL or the Certificate of Incorporation or the Corporation’s Bylaws (in each case, as may be amended from time to time), (iv) any action, suit, or proceeding as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (v) any action, suit, or proceeding asserting a claim against the Corporation or its current or former directors, officers, employees, or stockholders governed by the internal affairs doctrine, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants (including personal jurisdiction by reason of any such indispensable party’s consent to personal jurisdiction in the State of Delaware or such court). If any action, suit or proceeding the subject matter of which is within the scope of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware, (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of the immediately preceding sentence and (y) having service of process made upon such stockholders in any action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.~~

~~(b) Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.~~

~~(c) Notwithstanding the foregoing, the provisions of this Section 10 of Article VII shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any claim for which the federal courts of the United States have exclusive jurisdiction.~~

~~(d) If any provision of this Section 10 of Article VII shall be held to be invalid, illegal or unenforceable as applied to an person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions, in any other circumstance and of the remaining provisions of this Section 10 of Article VII (including, without limitation, each portion of any~~

~~sentence of this Section 10 of Article VII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.~~

~~END OF BYLAWS~~